UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 17, 2003
Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 North First Street
San Jose, California 95134-1599
(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Exhibits. The exhibits listed below are being furnished with this Form 8-K.
	Exhibit 99.1	2002 Shareholders Letter.
	Exhibit 99.2	Additional information reconciling the non-GAAP financial measures contained in the 2002 shareholders letter to the most directly comparable financial measures calculated in accordance with GAAP.

Item 9.    Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information (including any exhibits attached to this Current Report on Form 8-K) is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

   On April 10, 2003, we commenced the mailing of our 2002 Annual Report to Shareholders, which included the 2002 shareholders letter and proxy statement. The 2002 shareholders letter contained certain non-GAAP financial measures and a reconciliation of certain of those non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. As a supplement to the 2002 shareholders letter, we have prepared additional information reconciling the balance of the non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. We will begin mailing this additional information to our shareholders on or about April 25, 2003 along with our first quarter 2003 earnings release. This additional information will also appear on our website on or about April 17, 2003.

    This Current Report on Form 8-K attaches as Exhibits 99.1 and 99.2 respectively, the 2002 shareholders letter and the additional information reconciling the non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Use of Non-GAAP Financial Information

     Cypress provides certain non-GAAP financial measures as additional information relating to its operating results. Cypress’s management believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. These measures are not in accordance with, or an alternative to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The calculations of non-GAAP financial measures have been adjusted to exclude the effects of acquisition costs, restructuring charges, impairments, asset write-downs, non-cash deferred compensation, gains on bond retirement and certain employee loan reserves.

     The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Cypress, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: April 17, 2003	By: /s/ Emmanuel Hernandez

Emmanuel Hernandez Chief Financial Officer, Executive Vice President, Finance and Administration

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED APRIL 17, 2003

Exhibit	Description

99.1	2002 Shareholders Letter.

99.2	Additional information reconciling the non-GAAP financial measures contained in the 2002 shareholders letter to the most directly comparable financial measures calculated in accordance with GAAP.